Exhibit 99.2

Q4 and Full Year 2015 Financial Results March 3, 2016 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), and Adjusted EPS - Diluted. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance. We have provided a reconciliation of these measures in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO David Stasse, Vice President, Treasury & Investor Relations

Q4 2015 Adjusted EBITDA ex Inventory Revaluation $133MM Very strong quarter with no fly-up styrene margin contribution Full Year 2016 Guidance $510MM - $520MM Assumes no / minimal inventory reval Upside from fly-up styrene margin 2015 Adjusted EBITDA ex Inventory Revaluation $550MM Record full-year performance Q1 2016 Guidance $125MM - $135MM Assumes no / minimal inventory reval Styrene margins roughly flat to Q4 2015 No fly-up styrene margin contribution 2016 Guidance 2015 Results Key Points 3

4 Continued Strong Performance Expected Sales by End Market Sales by Geography NOTE: Geography and end-market revenue data based on 2015 Favorable mix of markets, geography, and industry supply / demand dynamics Revenue of approximately 75% in Europe and North America with approximately 13% to customers in China Diverse, consumer-oriented end markets Increasing industry operating rates for our products with continued demand growth expected in combination with limited supply additions with differentiated products and limited crude complex exposure. Products designed specifically to meet customers’ unique needs, resulting in sustainable, higher margins Increased margins via cost pass through and ongoing price management even with a significant decrease in the overall energy complex Europe 60% United States 14% Asia Pacific 22% Other 4% Other 22% Appliances 9% Automotive 14% Building & Construction / Sheet 11% Carpet & Turf 5% Consumer Electronics 3% Packaging 7% Paper & Paperboard 17% Tires / Rubber Goods 12%

5 Performance Materials Net Sales: $2,184MM Adj EBITDA: $255MM Adj EBITDA ex Reval: $284MM Basic Plastics & Feedstocks Net Sales: $1,788MM Adj EBITDA: $327MM Adj EBITDA ex Reval: $356MM Synthetic Rubber Net Sales: $475MM Adj EBITDA: $93MM Latex Net Sales: $966MM Adj EBITDA: $79MM Performance Plastics Net Sales: $743MM Adj EBITDA: $83MM Note: Division and Segment Adjusted EBITDA excludes Corporate Segment Adjusted EBITDA of ($90)MM. Totals may not sum due to rounding. 2015 Net Sales: $3,972MM 2015 Adj EBITDA: $492MM 2015 Adj EBITDA ex Reval: $550MM 2015 Adj EPS: $4.59 2015 Highlights Record financial performance, including Record Performance Plastics and Basic Plastics & Feedstocks EBITDA Record free cash flow, year-end liquidity, net leverage Successful refinancing Name change and rebranding Continued strong safety performance

Trinseo Q4 and Full Year Financial Results 6 Fourth quarter EBITDA performance ahead of guidance, excluding inventory revaluation Performance Materials and Basic Plastics & Feedstocks Adjusted EBITDA excluding inventory revaluation of $71 million and $83 million respectively Minimal fly-up styrene margin Full year Record Adjusted EBITDA and Adjusted EBITDA excluding inventory revaluation Record free cash flow of $316 million, excluding $69 million call premium; year-end cash balance of $431 million $1.11 ($0.48) $4.59 $0.18 Q4'15 Q4'14 2015 2014 Adjusted EPS ($) $116 $32 $492 $262 Q4'15 Q4'14 2015 2014 Adjusted EBITDA ($MM) $133 $104 $550 $326 Q4'15 Q4'14 2015 2014 Adj EBITDA ex Reval ($MM)

Latex 7 3% year-over-year volume growth $5 million cost savings initiative in progress Implementing price increases Vol Price FX Total Qtr 6% (23%) (5%) (21%) Year 3% (21%) (6%) (23%) $18 $18 $79 $97 Q4'15 Q4'14 2015 2014 Adjusted EBITDA ($MM) $226 $286 $966 $1,261 Q4'15 Q4'14 2015 2014 Revenue ($MM) 308 289 1,233 1,193 Q4'15 Q4'14 2015 2014 Volume (MM Lbs)

Synthetic Rubber 8 Record sales volume in 2015 6% year-over-year growth for total Synthetic Rubber 24% year-over-year growth for enhanced SSBR Butadiene-driven Q4 unfavorable inventory revaluation Continued shift towards differentiated grades Completed conversion of nickel to neodymium-PBR Vol Price FX Total Qtr 0% (15%) (9%) (24%) Year 6% (20%) (12%) (25%) $104 $137 $475 $634 Q4'15 Q4'14 2015 2014 Revenue ($MM) $21 $30 $93 $137 Q4'15 Q4'14 2015 2014 Adjusted EBITDA ($MM) 134 135 601 568 Q4'15 Q4'14 2015 2014 Volume (MM Lbs)

Performance Plastics 9 Record 2015 EBITDA 4% year-over-year segment volume growth excluding Latin America 9% year-over-year volume growth in Consumer Essentials Markets Market focus and product differentiation resulting in higher margins Vol Price FX Total Qtr 1% (7%) (4%) (10%) Year 2% (6%) (6%) (10%) $181 $202 $743 $821 Q4'15 Q4'14 2015 2014 Revenue ($MM) $22 $16 $83 $69 Q4'15 Q4'14 2015 2014 Adjusted EBITDA ($MM) 146 145 590 581 Q4'15 Q4'14 2015 2014 Volume (MM Lbs)

Basic Plastics & Feedstocks 10 Fourth quarter Adjusted EBITDA excluding inventory revaluation increased to $83 million in 2015 versus $40 million in prior year Minimal fly-up styrene margin contribution Full year Polycarbonate restructuring and market improvement Improving structural styrene and styrenic polymer margins Approximately $60 million year-over-year increase from fly-up styrene margin Americas Styrenics improvement: full-year equity earnings of $135 million, dividends of $125 million Vol Price FX Total Qtr 5% (21%) (7%) (22%) Year 1% (19%) (8%) (26%) $75 ($12) $327 $31 Q4'15 Q4'14 2015 2014 Adjusted EBITDA ($MM) 690 654 2,915 2,867 525 490 2,160 2,174 Q4'15 Q4'14 2015 2014 Volume (MM Lbs) Segment Volume Polymer Volume $387 $498 $1,788 $2,412 Q4'15 Q4'14 2015 2014 Revenue ($MM)

BP&F 2014 to 2015 Transition 11 Basic Plastics & Feedstocks Increase Almost $220 million of improvement from structural polycarbonate, styrene monomer, and styrenic polymer margin Approximately $60 million of year-over-year improvement from fly-up styrene margin Over three-fourths of year-over-year Basic Plastics & Feedstocks improvement is structural $31 $327 + $277 + $20 2014 Adj EBITDA excl Inventory Revaluation Inventory Revaluation 2015 Adj EBITDA Basic Plastics & Feedstocks Adj EBITDA ($MM)

Balance Sheet and Cash Flow 12 Liquidity ($MM) Net Leverage(3) (1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash. 2015 value of $316MM excludes a call premium of approximately $69MM. 2014 value of $81MM excludes approximately $56MM of termination fees for Latex JV Option and Bain Advisory Agreement. (2) A/R Securitization facility commitment of $200MM ($123MM available at Q4’15) and Revolving Credit facility commitment of $325MM ($312MM available at Q4’15). NOTE: Totals may not sum due to rounding. (3) Net Leverage = (Total Debt – Cash & Cash Equivalents) / LTM Adjusted EBITDA Summary Q4 free cash flow of $117 million $37.5 million Q4 dividend from Americas Styrenics Net leverage of 1.6x at year end Unused Borrowing Facilities(2) Cash & Cash Equivalents Free Cash Flow ($MM) (1) $81 Call premium related to refinancing $866 $431 $316 $431 $77 $170 $25 $247 $56 $69 2012 2013 2014 2015 4.8x 4.1x 3.8x 1.6x 2012 2013 2014 2015 $435 Q4'15

Western Europe and Asia Styrene Margin Trends 13 Western Europe Margin Asia Margin Q4 to Q1 +$100/MT Q4 to Q1 ~Flat Source: IHS/Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Margin: Styrene less 80% * Benzene less 30% * Ethylene. Styrene Ethylene Benzene SM Margin Styrene Ethylene Benzene SM Margin 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Styrene Margin - USD/MT USD/MT 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Styrene Margin - USD/MT USD/MT

Q1 2016 Expectations

TRINSEO

	Segment	Adj EBITDA ($MM)	
Performance Materials	Latex	$20 - $25	➢ Price increases announced ➢ Cost initiatives being implemented
Performance Materials	Synthetic Rubber	~$25	➢ Very strong high-performance tire market ➢ Higher Q1 volume vs Q4
Performance Materials	Performance Plastics	$25 - $30	➢ Higher sequential margin due to lower raw material cost
	Basic Plastics & Feedstocks	$75 - $85	➢ Continued higher Styrenic Polymers and PC margins ➢ Continued stronger JV performance ➢ No fly-up styrene margin
	Corporate	~$(20)	➢ Consistent with recent levels

Adj EBITDA $125MM - $135MM / Adj EPS $1.30 - $1.45
No fly-up styrene margin
Potential negative inventory revaluation

14

Increasing 2016 Expectations 15 Basic Plastics & Feedstocks Corporate Continued strong polystyrene and ABS margins Continued rebounding polycarbonate margins Fly-up styrene margin provides upside Solid JV performance Consistent with recent levels Performance Materials At least 5% Adjusted EBITDA growth Realization of Latex actions Continued strong volume and margins in Synthetic Rubber No significant turnarounds Modest growth in Performance Plastics Cash ~ $75MM cash interest ~ $60MM cash taxes ~ $150MM capital expenditures

Bridging to 2016 Guidance 16 Adj EBITDA $510MM - $520MM / Adj EPS $5.25 - $5.45 and continued strong free cash flow generation plus fly-up styrene margin upside potential $550 $515 ( $60 ) + $15 + $10 2015 Adj EBITDA excl Inv Revaluation 2015 Fly-up Styrene Margin Performance Materials +5% Growth BP&F Structural Improvement 2016 Adj EBITDA excl Inv Revaluation (Guidance Midpoint) Adj EBITDA excl Inventory Revaluation ($MM)

Q&A

Appendix

US GAAP to Non-GAAP Reconciliation

TRINSEO

Trinseo
Adj EBITDA and Net Income Reconciliation

(in $millions, unless noted)	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	2013	2014	2015
Net Income (Loss)	**(9.7)**	**(28.1)**	**4.9**	**10.6**	**17.1**	**(44.6)**	**(10.1)**	**(29.7)**	**37.7**	**0.8**	**52.1**	**43.1**	**(22.2)**	**(67.3)**	**133.6**
Interest expense, net	32.3	33.7	32.9	33.1	32.8	32.6	30.1	29.4	28.9	25.6	19.5	19.3	132.0	124.9	93.2
Provision for (benefit from) income taxes	(0.1)	2.2	6.0	13.8	12.8	5.5	3.7	(2.1)	17.9	7.5	21.2	23.6	21.8	19.7	70.2
Depreciation and amortization	23.9	24.0	23.2	24.2	23.7	27.1	27.8	24.9	22.5	21.7	23.0	29.5	95.2	103.7	96.8
EBITDA	**46.4**	**31.8**	**67.0**	**81.7**	**86.4**	**20.6**	**51.5**	**22.5**	**107.0**	**55.6**	**115.8**	**115.5**	**226.8**	**181.0**	**393.8**
Loss on extinguishment of long-term debt	20.7	-	-	-	-	-	7.4	-	-	95.2	-	-	20.7	7.4	95.2
Other non-recurring items	1.1	-	-	(0.4)	-	32.5	1.9	3.9	1.3	0.6	0.3	-	0.8	38.4	2.2
Restructuring and other charges	-	6.5	2.6	1.8	0.5	2.1	0.8	6.6	0.5	(0.1)	0.1	0.2	10.8	10.0	0.8
Net (gains) / losses on dispositions of businesses and assets	-	3.2	1.0	-	-	-	-	(0.6)	-	-	-	-	4.2	(0.6)	-
Fees paid pursuant to advisory agreement	1.2	1.2	1.2	1.2	1.2	24.2	-	-	-	-	-	-	4.7	25.4	-
Asset impairment charges or write-offs	-	0.7	-	9.2	-	-	-	-	-	-	-	-	9.9	-	-
Adjusted EBITDA	**69.4**	**43.4**	**71.8**	**93.5**	**88.1**	**79.4**	**61.6**	**32.4**	**108.8**	**151.3**	**116.2**	**115.7**	**277.9**	**261.6**	**492.0**
Inventory Revaluation	(0.2)	26.2	26.4	(12.0)	(5.6)	(2.6)	0.8	71.8	42.1	(29.4)	28.3	17.3	40.4	64.4	58.3
Adjusted EBITDA Ex Inv Reval	**69.3**	**69.6**	**98.2**	**81.5**	**82.5**	**76.8**	**62.4**	**104.2**	**150.9**	**121.9**	**144.5**	**133.0**	**318.3**	**326.0**	**550.3**
Adjusted EBITDA to Adjusted Net Income															
Adjusted EBITDA	**69.4**	**43.4**	**71.8**	**93.5**	**88.1**	**79.4**	**61.6**	**32.4**	**108.8**	**151.3**	**116.2**	**115.7**	**277.9**	**261.6**	**492.0**
Interest expense, net	32.3	33.7	32.9	33.1	32.8	32.6	30.1	29.4	28.9	25.6	19.5	19.3	132.0	124.9	93.2
Provision for (benefit from) income taxes - Adjusted	4.9	3.9	5.2	14.4	12.0	10.1	5.4	1.8	18.3	25.5	22.3	18.7	28.4	29.4	84.9
Depreciation and amortization - Adjusted	23.9	23.9	23.2	24.2	23.7	25.8	25.6	24.5	22.3	21.6	22.1	23.4	95.2	99.6	89.3
Adjusted Net Income	**8.3**	**(18.1)**	**10.5**	**21.8**	**19.6**	**10.9**	**0.5**	**(23.3)**	**39.3**	**78.6**	**52.3**	**54.3**	**22.3**	**7.7**	**224.6**
Wtd Avg Shares - Diluted (000)	*37,270*	*37,270*	*37,270*	*37,270*	*37,270*	*38,912*	*50,063*	*48,770*	*48,851*	*48,907*	*48,989*	*49,067*	*37,270*	*43,476*	*48,970*
Adjusted EPS - Diluted ($)	*0.22*	*(0.49)*	*0.28*	*0.58*	*0.53*	*0.28*	*0.01*	*(0.48)*	*0.80*	*1.61*	*1.07*	*1.11*	*0.60*	*0.18*	*4.59*
Adjustments by Statement of Operations Caption															
Loss on extinguishment of long-term debt	*20.7*	-	-	-	-	-	*7.4*	-	-	*95.2*	-	-	*20.7*	*7.4*	*95.2*
Selling, general and administrative expenses	*1.2*	*8.4*	*3.8*	*12.2*	*1.7*	*26.3*	*2.7*	*10.5*	*1.8*	*0.5*	*0.4*	*0.2*	*25.5*	*41.3*	*3.0*
Other expense (income), net	*1.1*	*3.2*	*1.0*	*(0.4)*	-	*32.5*	-	*(0.6)*	-	-	-	-	*4.9*	*31.9*	-
Total EBITDA Adjustments	***23.0***	***11.6***	***4.8***	***11.8***	***1.7***	***58.8***	***10.1***	***9.9***	***1.8***	***95.7***	***0.4***	***0.2***	***51.1***	***80.6***	***98.2***

NOTE: Totals may not sum due to rounding.

19

Selected Segment Information 20 NOTE: Totals may not sum due to rounding. (in $millions, unless noted) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 2013 2014 2015 Latex 307 305 310 288 299 295 309 289 305 312 307 308 1,210 1,193 1,233 Synthetic Rubber 137 125 128 133 155 142 136 135 162 153 152 134 523 568 601 Performance Plastics 140 150 145 144 144 147 145 145 150 150 144 146 579 581 590 Performance Materials 584 580 583 566 598 584 591 569 617 616 603 588 2,312 2,342 2,423 Basic Plastics & Feedstocks 727 731 699 652 746 743 725 654 793 708 724 690 2,810 2,867 2,915 Trade Volume (MMLbs) 1,311 1,311 1,282 1,218 1,344 1,327 1,315 1,223 1,411 1,323 1,327 1,277 5,122 5,210 5,339 Latex 357 345 332 308 326 321 328 286 238 248 255 226 1,341 1,261 966 Synthetic Rubber 176 156 142 148 177 165 155 137 129 115 126 104 622 634 475 Performance Plastics 196 208 201 203 202 210 208 202 197 185 180 181 808 821 743 Performance Materials 729 709 675 658 705 695 691 624 565 548 561 510 2,771 2,716 2,184 Basic Plastics & Feedstocks 663 652 634 587 654 645 614 498 454 480 467 387 2,536 2,412 1,788 Net Sales 1,392 1,362 1,309 1,245 1,359 1,341 1,305 1,122 1,018 1,029 1,028 897 5,307 5,128 3,972 Latex 27 29 27 24 26 27 26 18 21 15 24 18 106 97 79 Synthetic Rubber 31 28 13 42 43 37 27 30 26 18 27 21 113 137 93 Performance Plastics 13 10 17 21 17 17 19 16 25 21 15 22 62 69 83 Performance Materials 71 67 56 87 87 81 72 65 73 55 66 61 281 304 255 Basic Plastics & Feedstocks 11 8 52 33 23 16 4 (12) 59 122 70 75 103 31 327 Corporate (13) (31) (37) (27) (21) (17) (15) (20) (23) (25) (21) (20) (107) (73) (90) Adjusted EBITDA 69 43 72 93 88 79 62 32 109 151 116 116 278 262 492 Performance Materials 71 77 79 77 82 80 73 85 93 48 72 71 304 319 284 Basic Plastics & Feedstocks 11 23 56 31 22 13 4 40 81 99 93 83 121 79 356 Corporate (13) (31) (37) (27) (21) (17) (15) (20) (23) (26) (21) (20) (107) (73) (90) Adjusted EBITDA excl Inv Reval 69 70 98 81 83 77 62 104 151 122 144 133 318 326 550 Basic Plastics & Feedstocks 3 9 15 12 15 5 9 18 37 41 33 29 39 48 140 Equity in earnings (losses) of affiliates 3 9 15 12 15 5 9 18 37 41 33 29 39 48 140

Continued Higher Styrene Margins The combination of increasing operating rates with an aging asset base should continue to lead to higher structural margins and even higher fly-up margins Increasing global operating through 2020 Higher operating rates in regions where we are most highly levered to styrene margin (80% of our leverage outside of Asia) Source: IHS/Trinseo 21 28% 20% 25% 27% 30+ Years 20 - 30 Years 10 - 20 Years Less than 10 Years Aging Global Styrene Asset Base 84% 87% 88% 91% 2014 2015 2016 2017 2018 2019 2020 Increasing Styrene Operating Rates Global Global ex China